                                                                   EXHIBIT 10.13


IMPERIAL BANK
MEMBER FDIC
                                 PROMISSORY NOTE

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   Principal         Loan Date        Maturity       Loan No     Call    Collateral        Account          Officer       Initials
  $800,000.00       01-18-2000       02-03-2020                                           7416001094          209           s/TH
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References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
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Borrower:     SIXTEEN LINE, INC., AN IDAHO CORPORATION                   LENDER:      Imperial Bank
              3883 Ruffin Road, Suite A                                               Secondary Market Loans
              San Diego, CA 92123                                                     9920 S. La Clenega Blvd., 14th Floor
                                                                                      Inglewood, CA 90301-4423


PRINCIPAL AMOUNT:  $800,000.00                              INITIAL RATE:  10.000%                  DATE OF NOTE:  JANUARY 18, 2000
====================================================================================================================================

PROMISE TO PAY. SIXTEEN LINE, INC., AN IDAHO CORPORATION ("Borrower") promises to pay to Imperial Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Eight Hundred Thousand & 00/100 Dollars ($800,000.00), together with interest on the unpaid principal balance from January 18, 2000, until paid in full.

PAYMENT. Subject to any payment changes resulting from changes in the Index, Borrower will pay this loan in 239 payments of $7,795.74 each and one irregular last payment estimated at $7,798.34. Borrower's first payment is due March 3, 2000, and all subsequent payments are due on the same day of each month after that. Borrower's final payment due February 3, 2020, will be for all principal and all accrued interest not yet paid. Payments include principal and interest. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal.

VARIABLE INTEREST RATE: The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Prime rate as published in the New York Wall Street Journal (the "Index"). The index is not necessarily the lowest rate charged by Lender on its loans. If the index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each month. The index currently is 8.500%. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 1.500 percentage points over the index, resulting in an initial rate of 10.000%. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (a) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (b) increase Borrower's payments to cover accruing interest, (c) increase the number of Borrower's payments, and (d) continue Borrower's payments at the same amount and increase Borrower's final payment.

PREPAYMENT PENALTY; MINIMUM INTEREST CHARGE. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a minimum interest charge of $250.00. Upon prepayment of the Note, Lender is entitled to the following prepayment penalty: See "A" attached hereto and made a party hereof by this reference. Other than Borrower's obligation to pay any minimum interest charge and prepayment penalty, Borrower may pay all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Borrower making fewer payments.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly schedule payment.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan

01-18-2000                       Promissory Note                              2
                                   (Continued)

Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender.
(g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired. (i) Lender in good faith deems itself insecure.

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within ten (10) days; or (b) if the cure requires more than ten (10) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, do one or both of the following: (a) increase the variable interest rate on this Note to 6.500 percentage points over the Index, and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate). Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Los Angeles County, the State of California. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. (Initial Here s/TH ) This Note shall be governed by and construed in accordance with the laws of the State of California.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $25.00 if Borrower makes payment to Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

COLLATERAL. This Note is secured by a Deed of Trust dated January 18, 2000, to a trustee in favor of Lender on real property located in Ada County, State of Idaho, all the terms and conditions of which are hereby incorporated and made a part of this Note.

REFERENCE PROVISION. 1. Other than (i) non-judicial foreclosure and all matters in connection therewith regarding security interest in real or personal property; or (ii) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this document ("Agreement"), which controversy, dispute or claim is not settled in writing within thirty (30) days after the "Claim Date" (defined as the date on which a party subject to the Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Agreement, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the Real Property, if any, is located or Los Angeles County if none (the "Court"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five (45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his representative). The referee shall be appointed to sit as a temporary judge, with all of the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any subsequently enacted Rule). Each party shall have one preemptory challenge pursuant to CCP 170.6. The referee shall (a) be requested to set the matter for hearing within sixty (60) days after the Claim Date and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP 644 in any court

01-18-2000                       Promissory Note                              3
                                   (Continued)


in the State of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Agreement shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery for any reason whatsoever, including, without limitation, legal objections raised to such discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents shall be responded to within ten (10) day after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding upon the parties. Pending appointment of the referees as provided herein, the Superior Court is empowered to issue temporary and/or provisional remedies, as appropriate.

2. Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

3. The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of law, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be reference proceeding under this provision.

4. In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, 1280 through 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.

BUSINESS LOAN AGREEMENT. This Note is subject to the provisions of the Business Loan Agreement dated January 18, 2000 and all amendments thereto and replacements therefor.

PAYMENT RECALCULATION. The monthly payment shall be recalculated concurrently with each change in the interest rate described above based on the then outstanding principal balance of this Note and the original amortization period of two hundred forty (240) months less the number of months which have elapsed since the date hereof.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

01-18-2000                       Promissory Note                              4
                                   (Continued)



BORROWER:

SIXTEEN LINE, INC., AN IDAHO CORPORATION



By: /s/ Thomas Higginson                                   By: /s/ Linda Higginson
    ---------------------------------                          ------------------------------------
    Thomas Higginson, President                                Linda Higginson, Secretary/Treasurer


================================================================================
Variable Rate Balloon   LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 3.28
(c) 2000 CFI ProServices, Inc. All rights reserved. [CA-D2074SLI.LN]

                               COMMERCIAL GUARANTY


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  Principal       Loan Date      Maturity       Loan No.        Call        Collateral       Account        Officer       Initials
                                                                                           7416001094         209
------------------------------------------------------------------------------------------------------------------------------------
REFERENCES IN THE SHADED AREA ARE FOR LENDER'S USE ONLY AND DO NOT LIMIT THE APPLICABILITY OF THIS DOCUMENT TO ANY PARTICULAR
LOAN OR ITEM.
------------------------------------------------------------------------------------------------------------------------------------

BORROWER:         SIXTEEN LINE, INC., AN IDAHO CORPORATION                     LENDER:  IMPERIAL BANK
                  3883 RUFFIN ROAD, SUITE A                                             SECONDARY MARKET LOANS
                  SAN DIEGO, CA 92123                                                   9920 S. LA CLENEGA BLVD. 14TH FLOOR
                                                                                        INGLEWOOD, CA 90301-4423

GUARANTOR:        DAVID A. ALTOMARE
                  4730 AVION WAY
                  SAN DIEGO, CA 92115
====================================================================================================================================

AMOUNT OF GUARANTY. THE PRINCIPAL AMOUNT OF THIS GUARANTY IS EIGHT HUNDRED THOUSAND & 00/100 DOLLARS ($800,000.00).

CONTINUING GUARANTY. FOR GOOD AND VALUABLE CONSIDERATION, DAVID A. ALTOMARE ("GUARANTOR") ABSOLUTELY AND UNCONDITIONALLY GUARANTEES AND PROMISES TO PAY TO IMPERIAL BANK ("LENDER") OR ITS ORDER IN LEGAL TENDER OF THE UNITED STATES OF AMERICA, THE INDEBTEDNESS (AS THAT TERM IS DEFINED BELOW) OF SIXTEEN LINE, INC., AN IDAHO CORPORATION ("BORROWER") TO LENDER ON THE TERMS AND CONDITIONS SET FORTH IN THIS GUARANTY. THE OBLIGATIONS OF GUARANTOR UNDER THIS GUARANTY ARE CONTINUING.

DEFINITIONS. The following words shall have the following meanings when used in this Guaranty:

         BORROWER. The word "Borrower" means SIXTEEN LINE, INC., AN IDAHO CORPORATION.

         GUARANTOR. The word "Guarantor" means DAVID A. ALTOMARE.

         GUARANTY. The word "Guaranty" means this Guaranty made by Guarantor for the benefit of Lender dated January 18, 2000.

         INDEBTEDNESS. The word "Indebtedness" is used in its most comprehensive sense and means and includes any and all of Borrower's liabilities, obligations, debts, and indebtedness to Lender, now existing or hereinafter incurred or created, including, without limitation, all loans, advances, interest, costs, debts, overdraft indebtedness, credit card indebtedness, lease obligations, other obligations, and liabilities of Borrower, or any of them, and any present or future judgments against Borrower, or any of them; and whether any such indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety whether recovery on the indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever; and whether the indebtedness arises from transactions which may be voidable on account of infancy, insanity, ultra vires, or otherwise.

         LENDER. The word "Lender" means Imperial Bank, its successors and assigns.

         RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

MAXIMUM LIABILITY. THE MAXIMUM LIABILITY OF GUARANTOR UNDER THIS GUARANTY SHALL NOT EXCEED AT ANY ONE TIME THE SUM OF THE PRINCIPAL AMOUNT OF $800,000.00, PLUS ALL INTEREST THEREON, PLUS ALL OF LENDER'S COSTS, EXPENSES, AND ATTORNEYS' FEES INCURRED IN CONNECTION WITH OR RELATING TO (A) THE COLLECTION OF THE INDEBTEDNESS, (B) THE COLLECTION AND SALE OF ANY COLLATERAL FOR THE INDEBTEDNESS OR THIS GUARANTY, OR (C) THE ENFORCEMENT OF THIS GUARANTY. ATTORNEYS' FEES INCLUDE, WITHOUT LIMITATION, ATTORNEYS' FEES WHETHER OR NOT THERE IS A LAWSUIT, AND IF THERE IS A LAWSUIT, ANY FEES AND COSTS FOR TRIAL AND APPEALS.

The above limitation on liability is not a restriction on the amount of the Indebtedness of Borrower to Lender either in the aggregate or at any one time. If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, the rights of Lender under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. The liability of Guarantor will be the aggregate liability of Guarantor under the terms of this Guaranty and any such other unterminated guaranties.

NATURE OF GUARANTY. Guarantor's liability under this Guaranty shall be open and continuous for so long as this Guaranty remains in force. Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all Indebtedness within the limits set forth in the preceding section of this Guaranty. Accordingly, no payments made upon the Indebtedness will discharge or diminish the continuing liability of Guarantor in connection with any remaining portions of the Indebtedness or any of the Indebtedness which subsequently arises or is thereafter incurred or contracted. Any married person who signs this Guaranty hereby expressly agrees that recourse may be had against both his or her separate property and community property.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be mailed to Lender, by certified mail, at the address of Lender listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to advances or new Indebtedness created after actual receipt by Lender of Guarantor's written revocation. For this purpose and without limitation, the term "new Indebtedness" does not include Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. This Guaranty will continue to bind Guarantor for all Indebtedness incurred by Borrower or committed by Lender prior to receipt of Guarantor's written notice of revocation, including any extensions, renewals, substitutions or modifications of the Indebtedness. All renewals, extensions, substitutions, and modifications of the Indebtedness granted after Guarantor's revocation, are contemplated under this Guaranty and, specifically will not be considered to be new Indebtedness. This Guaranty shall bind the estate of Guarantor as to Indebtedness created both before and after the death or incapacity of Guarantor, regardless of Lender's actual notice of Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation received by Lender from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. It is anticipated that fluctuations may occur In the aggregate amount of Indebtedness covered by this Guaranty, and It is specifically acknowledged and agreed by Guarantor that reductions In the amount of Indebtedness, even to zero dollars ($0.00), prior to written revocation of this Guaranty by Guarantor shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor's heirs, successors and assigns so long as any of the guaranteed Indebtedness remains unpaid and even though the Indebtedness guaranteed may from time to time be zero dollars ($0.00).

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time: (a) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (b) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, Including Increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term;
(c) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fall or decide not to perfect, and release any such security, with or without the substitution of new collateral; (d) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (e) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (f) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine;
(g) to sell, transfer, assign, or grant participations in all or any part of the Indebtedness; and (h) to assign or transfer this Guaranty in whole or In part.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty;
(b) this Guaranty is executed at Borrower's request and not at the request of Lender; (c) Guarantor has full power, right and authority to enter into this Guaranty; (d) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (e) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (f) upon Lender's request, Guarantor will provide to Lender financial end credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present the financial condition of Guarantor as of the dates the financial information is provided; (g) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (h) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened;
(i) Lender has made no representation to Guarantor as to the creditworthiness of Borrower, and (j) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender to (a) make any presentment, protest, demand, or notice of any kind, including notice of change of any terms of repayment of the Indebtedness, default by Borrower or any other guarantor or surety, any action or nonaction taken by Borrower, Lender, or any other guarantor or surety of Borrower, or the creation of new or additional Indebtedness; (b) proceed against any person, including Borrower, before proceeding against Guarantor; (c) proceed against any collateral for the Indebtedness, including Borrower's collateral, before proceeding against Guarantor; (d) apply any payments or proceeds received against the Indebtedness in any order; (e) give notice of the terms, time, and place of any sale of the collateral pursuant to the Uniform Commercial Code or any other law governing such sale; (f) disclose any Information about the Indebtedness, the Borrower, the collateral, or any other guarantor or surety, or about any action or nonaction of Lender; or (g) pursue any remedy or course of action in Lender's power whatsoever.

Guarantor also waives any and all rights or defenses arising by reason of (h) any disability or other defense of Borrower, any other guarantor or surety or any other person; (I) the cessation from any cause whatsoever, other than payment in full, of the Indebtedness; (j) the application of proceeds of the Indebtedness by Borrower for purposes other than the purposes understood and intended by Guarantor and Lender; (k) any act of omission or commission by Lender which directly or indirectly results in or contributes to the discharge of Borrower or any other guarantor or surety, or the Indebtedness, or the loss or release of any collateral by operation of law or otherwise; (I) any statute of limitations in any action under this Guaranty or on the Indebtedness; or (m) any modification or change in terms of the Indebtedness, whatsoever, including without limitation, the renewal, extension, acceleration, or other change in the time payment of the Indebtedness is due and any change in the interest rate, and including any such modification or change in terms after revocation of this Guaranty on Indebtedness incurred prior to such revocation.

Guarantor waives all rights and any defenses arising out of an election of remedies by Lender even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Borrower by operation of Section 580d of the California Code of Civil Procedure or otherwise.

Guarantor waives all rights and defenses that Guarantor may have because Borrowers obligation is secured by real property. This means among other things:
(1) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower. (2) If Lender forecloses on any real property collateral pledged by Borrower: (A) The amount of Borrower's obligation may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.
(B) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional waiver of any rights and defenses Guarantor may have because Borrower's obligation is secured by real property. These rights and defenses include, but are not limited to, any rights and defenses based upon
Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure.

Guarantor understands and agrees that the foregoing waivers are waivers of substantive rights and defenses to which Guarantor might otherwise be entitled under state and federal law. The rights and defenses waived include, without limitation, those provided by California laws of suretyship and guaranty, anti-deficiency laws, and the Uniform Commercial Code. Guarantor acknowledges that Guarantor has provided these waivers of rights and defenses with the intention that they be fully relied upon by Lender. Until all Indebtedness is paid in full, Guarantor waives any right to enforce any remedy Lender may have against Borrower or any other guarantor, surety, or other person, and further, Guarantor waives any right to participate In any collateral for the Indebtedness now or hereafter held by Lender.

If now or hereafter (a) Borrower shalt be or become Insolvent, and (b) the Indebtedness shall not at alt times until paid be fully secured by collateral pledged by Borrower, Guarantor hereby forever waives and relinquishes In favor of Lender and Borrower, and their respective successors, any claim or right to payment Guarantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at no rime shall Guarantor be or become a "creditor" of Borrower within the meaning of 11 U.S.C. section 547(b), or any successor provision of the Federal bankruptcy laws.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees and Lender hereby is authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

         INTEGRATION, AMENDMENT. Guarantor warrants, represents and agrees that this Guaranty, together with any exhibits or schedules Incorporated herein, fully incorporates the agreements and understandings of Guarantor with Lender with respect to the subject matter hereof and all prior negotiations, drafts, and other extrinsic communications between Guarantor and Lender shall have no evidentiary effect whatsoever. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty; the Guaranty fully reflects Guarantors intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender's attorneys' fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph. No alteration or amendment to this Guaranty shall be effective unless given In writing and signed by the parties sought to be charged or bound by the alteration or amendment.

         APPLICABLE LAW. This Guaranty has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of Los Angeles County, State of California. Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Guarantor against the other. (Initial Here s/DAA) This Guaranty shall be governed by and construed In accordance with the laws of the State of California.

         ATTORNEYS' FEES; EXPENSES. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

         NOTICES. All notices required to be given by either party to the other under this Guaranty shall be in writing, may be sent by telefacsimile (unless otherwise required by law), and, except for revocation notices by Guarantor, shall be effective when actually delivered or when deposited with a nationally recognized overnight courier, or when deposited in the United States mail, first class postage prepaid, addressed to the party to whom the notice is to be given at the address shown above or to such other addresses as either party may designate to the other in writing. All revocation notices by Guarantor shall be in writing and shall be effective only upon delivery to Lender as provided above in the section titled "DURATION OF GUARANTY." If there is more than one Guarantor, notice to any Guarantor will constitute notice to all Guarantors. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantors current address.

         INTERPRETATION. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor' respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" Include the heirs, successors, assigns, and transferees of each of them. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provision of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. If any one or more of Borrower or Guarantor are corporations or partnerships, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, or agents acting or purporting to act on their behalf, end any Indebtedness mace or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

         WAIVER. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantors obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and In all cases such consent may be granted or withheld in the sole discretion of Lender.

REFERENCE PROVISION. 1. Other than (i) non-judicial foreclosure and all matters in connection therewith regarding security Interests In real or personal property; or (ii) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be Initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this document ("Agreement"), which controversy, dispute or claim is not settled in writing within thirty (30) days after the "Claim Date" (defined as the date on which a party subject to the Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding In California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Agreement, Including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the Real Property, if any, is located or Los Angeles County it none (the "Court"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five (45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his representative). The referee shall be appointed to sit as a temporary judge, with all of the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any subsequently enacted Rule). Each party shall have one peremptory challenge pursuant to CCP 170.6. The referee shall (a) be requested to set the matter for hearing within sixty (60) days after the Claim Date and (b) try any and all issues of law or fact and report a statement of decision upon them, If possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP 644 in any court In the State of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Agreement shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period In the event of a party's refusal to provide requested discovery for any reason whatsoever, including, without limitation legal objections raised to such discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" In conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents shall be responded to within ten (10) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding upon the parties. Pending appointment of the referee as provided herein, the Superior Court is empowered to issue temporary and/or provisional remedies, as appropriate.

2. Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted Including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

3. The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings et law In the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact conclusions of law, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

4. In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, In accordance with the California Arbitration Act, 1280 through 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding..

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY." NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED JANUARY 18, 2000.



GUARANTOR:



X /s/ David A. Altomare
-----------------------------------------
DAVID A. ALTOMARE